Offerings - Offering: 1	Feb. 09, 2026 USD ($)
Offering:
Fee Previously Paid	false
Other Rule	true
Security Type	Limited Partnership Interests
Security Class Title	Limited Partnership Profits Interests
Maximum Aggregate Offering Price	$ 100,000,000
Fee Rate	0.01381%
Amount of Registration Fee	$ 13,810
Offering Note

(1) Represents limited partnership profits interests (the “Interests”) of The Jones Financial Companies, L.L.L.P. (the “Registrant”) to be issued pursuant to the 2026 Profits Interest Plan of The Jones Financial Companies, L.L.L.P. (the “Plan”). Interests with designated aggregate Notional Capital Contributions (as defined and further described in the issuer’s Twenty-Third Amended and Restated Agreement of Registered Limited Liability Limited Partnership, dated as of November 5, 2025 (the “Partnership Agreement”) not to exceed $100,000,000.00 may be offered under the Plan.

(2) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(h)(1) promulgated under the Securities Act of 1933, as amended (the “Act”). Interests with designated aggregate Notional Capital Contributions (as defined and further described in the Partnership Agreement) not to exceed $100,000,000.00 computed as of February 9, 2026 may be offered under the Plan. A Notional Capital Contribution represents a bookkeeping measure, expressed in terms of a U.S. dollar amount, that is designated for each calendar year of an Interest and used as the basis for calculating allocations of net income to the holders of the Interests pursuant to the Partnership Agreement. No cash consideration will be paid by a recipient of an Interest in connection with the offering of the Interests under the Plan.